UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 8, 2025

Accelerate Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31822	84-1072256
(Commission File Number)	(IRS Employer Identification No.)

3950 South Country Club Road, Suite 470, Tucson, Arizona	85714
(Address of principal executive offices)	(Zip Code)

(520) 365-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AXDXQ	*

* On May 15, 2025, the registrant’s common stock was suspended from trading on The Nasdaq Capital Market. On May 15, 2025, the registrant’s common stock began trading on the OTC Pink marketplace maintained by the OTC Markets Group, Inc. under the symbol “AXDXQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on May 8, 2025, Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), and its US subsidiary, Accelerate Diagnostics Texas, LLC (collectively, with the Company, the “Company Parties”), filed voluntary petitions for relief (the “Bankruptcy Petitions”) under Chapter 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (such court, the “Court” and such cases, the “Cases”).

As previously disclosed, on May 30, 2025, the Company Parties entered into a “stalking horse” asset purchase agreement (the “Asset Purchase Agreement”) with an affiliate of Indaba Capital Management, L.P. (“Indaba”), the Company’s existing secured noteholder (the “Buyer”) to sell substantially all of the assets of the Company (the “Sale Transaction”). A copy of the Asset Purchase Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 4, 2025.

On July 14, 2025, the Court entered an order approving the Sale Transaction.

On August 8, 2025, the Company Parties entered into an Amended and Restated Asset Purchase Agreement (the “A&R Asset Purchase Agreement”). The A&R Purchase Agreement modifies the Asset Purchase Agreement to, among other things, provide that the Buyer will acquire certain assets and liabilities of the Company rather than acquiring substantially all of the assets of the Company. The foregoing description of the A&R Asset Purchase Agreement does not purport to be complete and is qualified in its entirety be reference to the A&R Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference into this Item 1.01.

On August 8, 2025, the Company and Buyer consummated the Sale Transaction.

Item 1.03	Bankruptcy or Receivership.

On August 13, 2025, the Court entered an order (the “Confirmation Order”) confirming the Second Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation for Accelerate Diagnostics, Inc. and Accelerate Diagnostics Texas, LLC, dated July 10, 2025 (as amended, modified, or supplemented from time to time, the “Plan”). After satisfaction or waiver of the conditions precedent to the effectiveness of the Plan, the Company Parties intend to effect the transactions contemplated by the Plan. A copy of the Confirmation Order (to which the Plan is attached as Exhibit A) is attached as Exhibit 10.2 hereto and is incorporated by reference into this Item 1.03. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Plan.

The Plan incorporates by reference certain documents filed with the Court as part of a plan supplement, as the same have been amended from time to time prior to confirmation of the Plan and may be further amended prior to the effective date of the Plan (the “Effective Date”) or as otherwise set forth in the Plan (including the plan supplements) or the Confirmation Order.

The Company Parties currently expect that the Effective Date of the Plan will occur on or about August 18, 2025 or as soon as reasonably practicable thereafter, although the Company Parties can make no assurances as to when the Plan will become effective.

As of the date of the Confirmation Order, the Company had approximately 25,477,516 shares of common stock issued and outstanding and no shares of common stock are reserved for future issuance in respect of claims and interests filed and allowed under the Plan. On the Effective Date, and in accordance with the Plan, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards granted under the Company’s equity incentive plans) and warrants exercisable for shares of common stock of the Company will be canceled and discharged and holders of such equity interests will not receive or retain any property on account thereof.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”) is incorporated by reference in this Item 2.01.

The Company is currently unable to prepare pro forma financial information reflecting the Sale Transaction without unreasonable effort or expense, and therefore such information is not reasonably available to the Company within the meaning of Rule 12b-21 under the Securities Exchange Act of 1934, as amended.

Cautionary Note Regarding the Company’s Common Stock

Pursuant to Confirmation Order and the Plan, all outstanding shares of common stock of the Company (including shares of common stock issuable under equity awards granted under the Company’s equity incentive plans) and warrants exercisable for shares of common stock of the Company will be canceled and discharged and holders of such equity interests will not receive or retain any property on account thereof.

Except as required by law, the Company disclaims any obligation to publicly update such statements.

Forward-Looking Statements

This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events. The Company’s forward-looking statements in this Form 8-K include, but are not limited to, statements about the anticipated Effective Date and the Company Parties’ intent to effect the transactions contemplated by the Plan. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Amended and Restated Asset Purchase Agreement, dated August 8, 2025, by and between Accelerate Diagnostics, Inc., Accelerate Diagnostics Texas, LLC and Indaba Starling, LLC.

10.2	Findings of Fact, Conclusions of Law, and Order Approving Adequacy of Disclosures on a Final Basis and Confirming the Second Amended Combined Disclosure Statement and Chapter 11 Plan of Liquidation of Accelerate Diagnostics, Inc. and Accelerate Diagnostics Texas, LLC Pursuant to Chapter 11 of the Bankruptcy Code.

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERATE DIAGNOSTICS, INC. (Registrant)
Date: August 18, 2025
/s/ Jack Phillips
Jack Phillips
President and Chief Executive Officer